UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 9, 2014

LYDALL, INC.

(Exact name of registrant as specified in its charter)

Commission file number: 1-7665

Delaware	06-0865505
(State or Other Jurisdiction of Incorporation or Organization)	(I.R.S. Employer Identification No.)

One Colonial Road, Manchester, Connecticut	06042
(Address of principal executive offices)	(zip code)

Registrant’s telephone number, including area code: (860) 646-1233

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

Lydall Gerhardi GmbH & Co. KG (“Lydall Gerhardi”), which is an indirect wholly-owned subsidiary of Lydall, Inc. (“Lydall” or “we”) and part of Lydall’s Thermal/Acoustical Metals reporting segment, is cooperating with the German Federal Cartel Office (Bundeskartellamt) in connection with an investigation relating to possible violations of German anti-trust laws by and among certain European automotive heat shield manufacturers, including Lydall Gerhardi. We are conducting an independent, internal investigation utilizing outside counsel. At this point, we cannot predict the timing or outcome of these investigations.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

LYDALL, INC.

July 9, 2014	By:	/s/ Chad A. McDaniel
Vice President, General Counsel and Secretary